(Louisiana)

RECORDING REQUESTED BY
AND WHEN RECORDED RETURN TO:

Jackson Walker L.L.P.
901 Main Street
Suite 6000
Dallas, Texas  75202
Attn: Mr. Frank P. McEachern


ACT OF MORTGAGE         )      UNITED STATES OF AMERICA
AND SECURITY AGREEMENT  )


BY: GLADSTONE RESOURCES, INC.

                              THE STATE OF TEXAS       )

                              COUNTY  OF DALLAS        )
TO: COMPASS BANK

     BE IT KNOWN, that on this 15th day of July, 1999, before me, the undersigned Notary Public, duly commissioned and qualified in and for the State and County aforesaid, and in the presence of the undersigned competent witnesses, personally came and appeared the parties to this act (this "Mortgage") who are hereinafter identified and who declared that they contract as follows:

ARTICLE 1 -- PARTIES

Art. 1.01 -- Mortgagor.
---------    ----------
     Gladstone Resources, Inc., a Washington corporation, the address for which for purposes hereof is 3500 Oak Lawn, Suite 590, Dallas, Texas 75219 ("Mortgagor"), represented herein by its undersigned officer, duly authorized by resolution of its Board of Directors, a certified copy which of has been annexed hereto and made a part hereof for all purposes, and the Taxpayer I.D. No. for which is 91-0234563.

Art. 1.02 -- Mortgagee.
---------    ----------
     Compass Bank, an Alabama state bank, the address for which for purposes hereof is 8080 N. Central Expressway, Suite 370, Dallas, Texas 75206 ("Mortgagee"), represented herein by its undersigned duly authorized officer, and the Taxpayer I.D. No. for which is 63-0476286.

        ARTICLE 2 -- MORTGAGE, PLEDGE, HYPOTHECATION AND
                        SECURITY INTEREST

Art. 2.01 -- Subject Property.
---------    -----------------

     As used herein, the term "Subject Property" shall mean all of Mortgagor's right, title and interest whether now owned or hereafter acquired, in and to the following:

          (1) The oil, gas and mineral and leasehold estates more particularly described in, or described in the instruments to which reference is made in, the schedule(s) attached hereto, marked Exhibit A for identification, and incorporated herein and made a part hereof for all purposes (such oil, gas and mineral and leasehold estates being the "Leases"), whether Mortgagor's interests therein be incorrectly described or omitted, it being intended by Mortgagor and Mortgagee to cover and effect hereby all interests which Mortgagor may now own or hereafter acquire in and to the Lease and lands described on Exhibit A notwithstanding that the interests as specified on Exhibit A may be limited to particular lands, specified depths or particular types of property interests;

          (2) Any and all wells now or hereafter situated on the lands which are the subject of the Leases or lands pooled, unitized or communitized therewith (herein collectively referred to as the "Wells" and individually as a "Well"), all equipment, machinery, fixtures and other items of personal property of every character in any manner whatsoever related to any of the Wells or used or held for use in connection with mineral operations related to any of the Wells, including all gauges, derricks, rigs, machinery, supplies, separators, pumping units, tanks, pipe, pipe lines, field gathering lines and systems, tubing, casing, rods, fittings, meters, tools, valves, gasoline extraction plants, processing, compression, dehydration, extraction plants and other fixtures, facilities, equipment, appurtenances, accessories and improvements of every kind and character, and all additions, replacements or substitutions to or for such equipment now owned or hereafter acquired for such purposes, including, without limitation, those items of personal property described in Exhibit A;

          (3) Any and all oil, gas and other minerals which may be produced from the well bores of the Wells and the products and proceeds derived from the processing, manufacture, sale or other disposition thereof; and

          (4) Any and all operating agreements, gas purchase agreements, farm out agreements, pooling and unitization agreements, sales contracts, processing agreements and other contracts, agreements or incorporeal or intangible rights (whether movable or immovable) of every kind and nature now or hereafter acquired which in any manner whatsoever relate to or affect any of the Wells.

Art. 2.02 -- Security Granted.
---------    -----------------

     Mortgagor specially grants to Mortgagee, as security for the Secured Indebtedness described in Article 4, the following rights in or over the Encumbered Property described in Article 3:

     A.   A mortgage, hypothecation and pledge of the Subject
Property and such other portions of the Encumbered Property as may be susceptible of being so encumbered; and

     B. A security interest in all of the goods, including all equipment, inventory and fixtures and all intangibles, including all accounts and general intangibles, now or hereafter comprising a part of the Encumbered Property.

                ARTICLE 3 -- ENCUMBERED PROPERTY

Art. 3.01 -- Property Defined.
---------    -----------------

     The property in and over which the security described in
Article 2.02 is granted and which collectively is herein referred to as the "Encumbered Property" is the Subject Property, whether now owned or hereafter acquired by Mortgagor, and all accounts, general intangibles for the payment of money or other amounts now or hereafter owed or accruing to Mortgagor with respect to the Subject Property or derived from the ownership thereof or accruing thereto, or arising out of or acquired in connection with the Subject Property and all products and proceeds from the Subject Property.

                ARTICLE 4 -- SECURED INDEBTEDNESS

Art. 4.01 -- Secured Indebtedness Defined.
---------    -----------------------------

     The security described in Article 2 (and the other rights of Mortgagee herein stipulated) are given to secure the full and punctual payment and performance of the following, all of which are referred to as the "Secured Indebtedness":

     A. The obligations of Mortgagor under (a) that certain Credit Agreement dated July 15, 1999, between Mortgagor and Mortgagee (as amended, the "Loan Agreement") relating to the borrowing by Mortgagor of amounts from Mortgagee and (b) that certain Promissory Note dated July 15, 1999, in the stated principal amount of $15,000,000 issued by Mortgagor to Mortgagee pursuant to the aforesaid Loan Agreement and finally maturing at Final Maturity, which unless accelerated or amended pursuant to the Loan Agreement is August 1, 2001, as either of such agreements may be amended, modified, supplemented, renewed, extended or restated from time to time (the "Governing Agreements"), including, without limitation, the obligations of Mortgagor to perform covenants, for the accuracy and completeness of representations and warranties, and to reimburse Mortgagee for amounts paid (together with applicable interest thereon) by Mortgagee as the result of any failure of Mortgagor to perform any such covenant or any inaccuracy or incompleteness in any such representation or warranty.

     B. All other loans and future advances made by Mortgagee to Mortgagor, and all other debts, obligations and liabilities of Mortgagor of every kind and character now or hereafter existing in favor of Mortgagee, whether direct or indirect, primary or secondary, joint or several, fixed or contingent and whether originally payable to Mortgagee or to a third party and subsequently acquired by Mortgagee, if and to the extent that such indebtedness is evidenced by a writing which provides that such indebtedness is secured hereby, it being contemplated that Mortgagor may hereafter become indebted to Mortgagee for such further debts, obligations and liabilities.

Art. 4.02 -- Maximum Amount of Security.
---------    ---------------------------

     The obligations described in Articles 4.01 A and B above, respectively, are each secured by the mortgage of the Encumbered Property granted in Article 2.02 A to the extent they do not in the aggregate, exceed, at any one time and from time to time, an amount equal to FIFTY MILLION DOLLARS ($50,000,000).

Art. 4.03 -- Security Not Limited.
---------    ---------------------

     Except as provided by Article 4.02 (and then only to the extent such limitations are required by law), the entire amount of the Secured Indebtedness is secured hereby without limitation or reduction.

Art. 4.04 -- Continuation in Event of Novation.
---------    ----------------------------------

     The security granted by and the provisions of this Mortgage shall continue with respect to any new obligation arising from any novation (subjective or objective) of the Secured Indebtedness as permitted by Louisiana Civil Code Art. 1884 as well as to any other renewals, modifications, amendments, revisions or extensions of any of the Secured Indebtedness.

Art. 4.05 -- Confession of Judgment for Mortgage.
---------    ------------------------------------

     For purposes of foreclosure under Louisiana executory process procedures, Mortgagor hereby acknowledges the Secured
Indebtedness and confesses judgment in favor of Mortgagee for the full amount of the Secured Indebtedness.

       ARTICLE 5 -- SECURED INDEBTEDNESS AND CERTAIN OTHER
                           OBLIGATIONS

Art. 5.01 -- Acknowledgment and Description of Note.
---------    ---------------------------------------

     Mortgagor acknowledges that it is indebted to Mortgagee in the amount of the Secured Indebtedness.

Art. 5.02 -- Transfers and Assignments.
---------    --------------------------

     A. Mortgagee may freely transfer all or any part of the Secured Indebtedness or its rights under the terms of this Mortgage.

     B. If less than all of the Secured Indebtedness is transferred, unless the transferor and transferee otherwise agree in writing, each part of such indebtedness shall continue to share pro-rata in the security and the transferor shall not be deemed to have warranted or agreed to have subordinated any remaining or future indebtedness to that transferred.

     C. If Mortgagee transfers all of the Secured Indebtedness held by it and all of its rights under this Mortgage to any person or financial institution, it may deliver to such person or institution any evidence of the Secured Indebtedness, and shall forthwith be relieved of any obligation to return or restore the same to Mortgagor, grant releases hereunder or otherwise have any responsibility to Mortgagor for obligations accruing or acts or events occurring thereafter.

Art. 5.03 -- Future Holders of Secured Indebtedness as Mortgagees.
---------    -----------------------------------------------------

     The term "Mortgagee," as used herein also includes any person who subsequently takes the evidences of the Secured
Indebtedness after surrender thereof by the particular Mortgagee named in Article 1.02.

        ARTICLE 6 -- ADDITIONAL DOCUMENTS AND ASSURANCES

     Mortgagor, upon request of Mortgagee, shall execute in proper and customary form, adequate for their purposes, and file or deliver to Mortgagee for filing or for such other purposes as may be appropriate, any additional acts or instruments, and shall take any other action that may be required, in Mortgagee's opinion, to assure or confirm the rights granted Mortgagee hereunder, to fully perfect Mortgagee's security as between the parties or as to third persons as required by law and in the manner contemplated and intended to be created by this Mortgage, and to fully vest Mortgagee with the rights given by this Mortgage or to fulfill Mortgagor's obligations hereunder. The entire cost and expense of such actions shall be paid by Mortgagee.

          ARTICLE 7 -- WARRANTY AND LIMITATION THEREON

Art. 7.01 -- Express Warranty.
---------    ------------------

     Mortgagor expressly warrants to Mortgagee, that the Mortgagor, to the extent of the interest specified in Exhibit A, has legal, valid and defensible title to each property right or interest constituting the Leases and the respective gross working interests and net revenue interests of Mortgagor in and to the hydrocarbons as set forth on Exhibit A hereto, and the Mortgagor's percentage interests in the Leases, cash flow, net income and other distributions and in the cost of exploration, development and production, all as set forth in Exhibit A hereto, are true and correct in all material respects and accurately reflect the respective interests to which the Mortgagor is legally entitled.

Art. 7.02 -- Defense and Indemnity.
---------    ---------------------

     A. Mortgagor shall defend and indemnify Mortgagee against any claim or demand made or asserted by any person contrary to the warranty made in this or any other article of this Mortgage, or inconsistent with Mortgagor's obligations thereunder, and these obligations shall continue, notwithstanding the payment, release, extinction or termination of the Secured

Indebtedness or the security given herein, or the surrender by Mortgagee of any evidence of the Secured Indebtedness and its transfer to another.

     B. If any claim, charge, lien or other encumbrance contrary to the terms hereof exists or arises against Mortgagor on all or any portion of the Encumbered Property, whether such claim or encumbrance is inferior or superior to those created by this Mortgage, Mortgagor shall promptly satisfy such claim and remove such encumbrance from such Encumbered Property.

        ARTICLE 8 -- SALE OF PRODUCTION AND COLLECTION OF
                      ASSIGNED ACCOUNTS AND OTHER FUNDS

Art. 8.01 -- Right to Proceeds.
---------    ------------------

     Mortgagee may collect in its own name or that of Mortgagor all amounts due to Mortgagor arising from or payable with respect to the Encumbered Property, including all amounts derived from or payable after the Effective Date, as defined in Article 12.13 of this Mortgage, with respect to:

     A. Oil, gas or other minerals produced from the Wells and amounts payable with respect thereto under oil or gas sales contracts, processing contracts or other contracts relating to such minerals;

     B. Rents, royalties, overriding royalties and other amounts accruing to the Wells or receivable by Mortgagor as a consequence thereof;

     C. Amounts due Mortgagor under operating agreements, service contracts or other contracts for the operation of the Leases; and

     D. Proceeds and any other amount or benefit accruing to Mortgagor by, under or by virtue of the ownership, use, enjoyment or disposition of the Encumbered Property.

Art. 8.02 -- Transfer and Division Orders and Other Documents.
---------    ------------------------------------------------

     Upon request of Mortgagee, Mortgagor shall execute and deliver to Mortgagee or such persons as Mortgagee may direct, written transfer or division orders, notices of assignment, directions to pay Mortgagee, or any other document and shall take such other steps as may in Mortgagee's judgment be necessary to cause or permit Mortgagee to receive or enforce payment of any amounts it is entitled to receive hereunder.

Art. 8.03 -- Representation to Payor.
---------    ------------------------

     To induce the person owing such amounts to make payment directly to Mortgagee, Mortgagor relieves the payor of any responsibility for seeing to the proper application thereof or determining Mortgagee's right to receive or to continue to receive such sums. Mortgagor shall confirm these representations directly to any person Mortgagee requests.

Art. 8.04 -- Application of Funds.
---------    --------------------

     All amounts received by Mortgagee under the provisions of this Mortgage from the Encumbered Property shall be applied to the Secured Indebtedness, to the extent the same is due and payable, and any excess shall be released to Mortgagor promptly.

Art. 8.05 -- Use of Proceeds.
---------    ---------------

     During periods when Mortgagee does not elect to receive any proceeds or other amount accruing to the Encumbered Property, Mortgagor may use such funds for any purpose that is not inconsistent with this Mortgage.

Art. 8.06 -- Additional Security.
---------    -------------------

     All deposits or funds from any source or held for any reason from time to time by Mortgagee and belonging or owed to Mortgagor shall be part of the Encumbered Property.

Art. 8.07 -- Duty of Mortgagee.
---------    -----------------

     Mortgagee shall not be required to collect or exercise diligence in collecting any funds or other amounts which it is entitled to collect, hold or receive hereunder, nor for improperly applying or crediting the same, whether or not the obligor of such funds has been notified to pay Mortgagee and shall be accountable only for such amounts as may actually and finally be paid into Mortgagee's hands.

Art. 8.08 -- Authority to Act in Name of Mortgagor.
---------    -------------------------------------

     Mortgagee may act in the name and place of Mortgagor to take any action necessary or appropriate in Mortgagee's judgment to collect, enforce or otherwise realize any amounts it is entitled to receive under the provisions of this Mortgage or to enjoy the benefits of any right or privilege given Mortgagee hereunder or by law.

       ARTICLE 9 -- MORTGAGEE'S RIGHT TO REMEDY FAILURE TO
          COMPLY WITH OBLIGATIONS OR BREACH OF WARRANTY

     A. If Mortgagor for any reason fails to promptly make any payment or perform any obligation required to be paid or performed in accordance with the terms of this Mortgage or any Governing Agreement or if Mortgagor performs any act inconsistent with or contrary to such obligations; or if any representation or warranty of Mortgagee made hereunder or in any Governing Agreement or in connection herewith is materially incorrect or false, Mortgagee may pay or perform the same or take such steps as are, in Mortgagee's judgment necessary or appropriate to remedy the actions of Mortgagor, discharge such claims of encumbrances, or cause the matter that is the subject of the representation or warranty to conform to the terms of this Mortgage.

     B. Any amounts expended by Mortgagee and all costs and expenses incurred by Mortgagee in exercising the rights granted by Paragraph A immediately above, or by any other provision of this Mortgage, resulting from the failure of Mortgagor to perform its obligations hereunder in a timely manner shall be immediately due and payable by Mortgagor to Mortgagee; become a part of the Secured Indebtedness; be secured by the security created by this Mortgage as previously provided and bear interest on such amounts as are accrued or expended by Mortgagee until they are repaid by Mortgagor at the highest rate permitted by law, or if no maximum rate is authorized in such cases, at the highest rate of interest provided in the Governing Agreements. If Mortgagor fails to pay such amounts when due, Mortgagee shall also recover all costs, expenses and attorneys' fees incurred by Mortgagee in enforcing the same.

    ARTICLE 10 -- PREPARATION OF ACT AND USE OF CERTAIN TERMS

Art. 10.01 -- Drafting of Act.
----------    ----------------

     Mortgagor and Mortgagee declare that each of them has contributed to the drafting of this Mortgage and has had it reviewed by its counsel before signing it. Each agrees that it has been purposefully drawn and correctly reflects its understanding of the transaction that it contemplates.

Art. 10.02 -- Use of Defined Terms and Other Expressions.
----------    ------------------------------------------

     Mortgagor and Mortgagee particularly agree that those terms that are given defined meanings in this article and elsewhere in this Mortgage are intentionally utilized in those places where they are employed and are to be understood in their defined sense unless such meaning is expressly limited or qualified.

Art. 10.03 -- Headings and Construction of Agreement as a Whole.
----------    -------------------------------------------------

     A. This Mortgage has been divided into articles, subarticles and paragraphs for convenience only and such subdivisions have been given titles for ease of reference. The titles to such subdivisions (and to the Exhibits) form no part of the contract and resort is not to be had to them to aid in the interpretation of this Mortgage or to limit, modify or restrict its provisions. The scope and nature of the obligations of the parties is to be determined from the provisions of this Mortgage as a whole and without regard to its divisions.

     B. "Exhibit A" constitutes a part of this Mortgage and all modifications, limitations or waivers of the warranties, covenants and other general provisions hereof that are contained in Exhibit A and described as pertaining to the property particularly described therein modify such general provisions to the extent such Exhibit expressly so provides.

         ARTICLE 11 -- REMEDIES IN THE EVENT OF DEFAULT
             OR UPON THE HAPPENING OF CERTAIN EVENTS

Art. 11.01 -- Right to Accelerate Maturity.
----------    ----------------------------

     Mortgagee may declare the Secured Indebtedness immediately due and payable if:

     A. Mortgagor fails to pay when due or defaults in the payment or performance of any part of the Secured Indebtedness or other amount due under the terms of this Mortgage or any other obligation owed by Mortgagor to Mortgagee, or if Mortgagor fails to make any other payment or perform any other obligation required to be paid or performed by Mortgagor to Mortgagee or any other person under the terms of the Secured Indebtedness or this Mortgage.

     B. Mortgagor fails to perform or defaults in the performance of any covenant, agreement, stipulation or condition or other provision contained in this Mortgage or required to be kept, observed or performed by Mortgagor in any Governing
Agreement or other document relating to the Secured Indebtedness;

     C. Mortgagor becomes insolvent, is unable to pay its debts as they mature, makes an assignment for the benefit of creditors, applies for a respite or to be adjudicated a bankrupt, or applies for relief under any state or federal statute for the relief of debtors;

     D. Any of the Wells or the Leases are levied upon or seized in execution of a writ of executory process, attachment or fieri facias or of any other writ or legal process of court;

     E. A petition for voluntary or involuntary receivership, bankruptcy, arrangement or reorganization is filed against Mortgagor under any state or federal statute; or a trustee, receiver or syndic is appointed for Mortgagor or its property;

     F. Any of the warranties, representations or covenants hereof or of any of the Governing Agreements is not or appears not to be entirely true and correct or is breached; or

     G. Mortgagor sells, leases, transfers or otherwise disposes of all or substantially all of its properties or assets.

     H. Any "Event of Default" occurs under any of the Governing Agreements, as such term is defined therein.

Art. 11.02 -- Additional Rights Upon Default.
----------    ------------------------------

     Upon the occurrence of any one or more of the events described in Article 11.01, and in addition to any other right or privilege granted to it by this Mortgage, by law or otherwise, and without prejudice thereto:

     A. Mortgagee may, at its option, without demand, notice of intention to accelerate, notice of acceleration, notice of nonpayment, presentment, protest, notice of dishonor, or any other notice to Mortgagor whatsoever, all of which are hereby waived by Mortgagor to the full extent permitted by applicable law, declare all Secured Indebtedness immediately due and payable.

     B. Mortgagee may cause the Encumbered Property to be seized and sold under executory or other legal process issued by any competent court, without appraisement (the benefit of all laws relative to appraisement being hereby expressly waived), as an entirety or in lots or parcels as Mortgagee may determine, to the highest bidder for cash, or on such terms as the plaintiff in such proceedings may direct.

     C. In addition to the other rights granted herein to Mortgagee, Mortgagee as Secured Party shall have and may exercise all of the rights, remedies and powers of a secured party under La. R.S. 10-9.101 et seq. (the "UCC"), including, without limitation, the right and power to sell, at one or more public or private sales, or otherwise dispose of or utilize the Encumbered Property or any part thereof in any manner authorized or permitted under the UCC after a default by a debtor, and to apply the proceeds thereof toward payment of any reasonable costs and expenses and attorney's fees and legal expenses thereby incurred by Mortgagee as Secured Party and toward payment of the Secured Indebtedness in such order or manner as Mortgagee may elect.

     D.   Mortgagor hereby expressly waives:

          (1)  The benefit of appraisement, as provided in
     Article 2332, 2336, 2723 and 2724, Louisiana Code of Civil
     Procedure, and all other laws conferring the same;

          (2) The demand and three days' delay afforded by Articles 2639 and 2721, Louisiana Code of Civil Procedure;

          (3) The notice of seizure required by Articles 2293 and 2721 of the Louisiana Code of Civil Procedure;

          (4) The three days' delay provided by Article 2331 and 2722, Louisiana Code of Civil Procedure; and

          (5) The benefit of the other provisions of Article 2331, 2722 and 2723, Louisiana Code of Civil Procedure, and any other notices or conditions prescribed by law as a prerequisite to the institution of a suit or sale of the Encumbered Property. Mortgagor expressly agrees to the immediate seizure of the Encumbered Property.

     E. Mortgagee may purchase all or any portion of the Encumbered Property at any sale made hereunder.

     F. Mortgagee may cause a receiver or keeper to be appointed to take possession of the Wells, the Leases and the other Encumbered Property to manage, administer, operate and conserve the value thereof and collect the rents, issues, revenues, proceeds and profits thereof. The receiver or keeper may also take possession of, and for these purposes use any and all movable property contained in or on the premises and used by Mortgagor in the operation thereof or any part thereof, whether or not the same is covered by this Mortgage. After paying costs of collection and any other expenses incurred, the proceeds shall be applied to the payment of the Secured Indebtedness in such order as Mortgagee shall elect, and Mortgagee shall not be liable to account to Mortgagor for any loss, damage or neglect suffered to or by the Wells, the Leases, the other Encumbered Property, or Mortgagor as a consequence thereof, except such as are caused by the willful misconduct or gross negligence of Mortgagee's own employees or agents.

     G. Mortgagee may designate any firm, person or corporation to be the receiver or keeper of the Encumbered Property as provided by La. R.S. 9:5132 and similar statutes.

     H. All rights to the marshaling of assets are expressly waived. Neither Mortgagor nor any party claiming or asserting any interest in or right over the Encumbered Property shall have the right to require their sale in any special order or a marshaling of assets, appraisement, redemption, stay or extension of proceedings, or a moratorium on indebtedness with respect thereto or to the Secured Indebtedness.

     I. Mortgagee may require Mortgagor to assemble the Encumbered Property and make it available to Mortgagee at a place to be designated by Mortgagee that is reasonably convenient to all parties. Mortgagee shall be fully liable for all costs of retaking, holding, preparing for sale, lease or other use or disposition, selling, leasing or otherwise using or disposing of the Encumbered Property which are incurred or paid by Mortgagee as authorized or permitted hereunder, including also all reasonable attorney's fees, legal expenses and costs, all of which expenses and costs shall constitute a part of the Secured Indebtedness. MORTGAGOR SHALL AND DOES HEREBY AGREE TO INDEMNIFY MORTGAGEE, AND ITS OFFICERS, DIRECTORS, PARTNERS, SHAREHOLDERS, EMPLOYEES AND REPRESENTATIVES, AND THEIR SUCCESSORS AND ASSIGNS, FOR, AND TO HOLD EACH OF THEM HARMLESS FROM, ANY AND ALL LIABILITY, LOSS OR DAMAGE WHICH MAY OR MIGHT BE INCURRED BY ANY OF THEM BY REASON OF THIS MORTGAGE OR THE EXERCISE OF RIGHTS OR REMEDIES HEREUNDER; SHOULD MORTGAGEE INCUR ANY SUCH LIABILITY, LOSS OR DAMAGE THE AMOUNT THEREOF, INCLUDING COSTS, EXPENSES AND REASONABLE ATTORNEYS' FEES, SHALL BE A DEMAND OBLIGATION OWING BY MORTGAGOR TO MORTGAGEE AND SHALL BEAR INTEREST FROM THE DATE INCURRED UNTIL PAID AT THE RATE PROVIDED FOR IN ARTICLE 9 HEREOF AND SHALL BE A PART OF THE SECURED INDEBTEDNESS AND SHALL BE SECURED BY THIS MORTGAGE AND ANY OTHER INSTRUMENT SECURING THE SECURED INDEBTEDNESS. THE INDEMNITY PROVIDED HEREIN SHALL TERMINATE FIVE YEARS AFTER THE REPAYMENT OF THE SECURED INDEBTEDNESS. NO PERSON SHALL BE ENTITLED UNDER THIS ARTICLE
11.02 TO RECEIVE INDEMNIFICATION FOR THAT PORTION, IF ANY, OF ANY LIABILITIES AND COSTS WHICH ARE PROXIMATELY CAUSED BY ITS OWN INDIVIDUAL FRAUD, NEGLIGENCE OR WILLFUL MISCONDUCT, AS DETERMINED IN A FINAL JUDGMENT. Mortgagor hereby assents to, ratifies and confirms any and all actions of Mortgagee taken with respect to the Encumbered Property pursuant to this Article 11.

Art. 11.03 -- Rights and Remedies Cumulative.
----------    ------------------------------

     All rights, powers, immunities, remedies and liens of Mortgagee existing and to exist hereunder or under any other instruments or at law or in equity and all other or additional security shall be cumulative and not exclusive, each of the other. Mortgagee shall, in addition to the rights and remedies herein expressly provided, be entitled to such other remedies as may now or hereafter exist at law or in equity for securing and collecting the Secured Indebtedness, for enforcing the covenants herein, and for foreclosing the liens hereof. Resort by Mortgagee to any right or remedy provided for hereunder or at law or in equity shall not prevent concurrent or subsequent resort to the same or any other right or remedy. No security heretofore, herewith or subsequently taken by Mortgagee shall in any manner impair or affect the security given by this instrument or any security by endorsement or otherwise presently or previously given; and all security shall be taken, considered and held as cumulative.

                   ARTICLE 12 -- MISCELLANEOUS

Art. 12.01 -- Instrument Filed as Financing Statement.
----------    ---------------------------------------

     Any copy of this Mortgage which is signed by Mortgagor or any carbon, photographic, facsimile or other reproduction of this Mortgage may also serve as a financing statement under the UCC by Mortgagor in favor of Mortgagee.

Art. 12.02 -- Fixtures.
----------    ---------

     Certain of the Encumbered Property is or may become
"fixtures" (as that term is defined in the UCC) on the real or immovable property described in Exhibit A hereto and this instrument shall operate also as a financing statement upon such of the Encumbered Property which is or may become fixtures.
Mortgagor has an interest of record in the real estate.

Art. 12.03 -- Addresses.
----------    ----------

     For purposes of filing this instrument as a financing statement, the addresses for Mortgagor, as debtor, and Mortgagee, as secured party, are as set forth in Article 1 of this Mortgage.

Art. 12.04 -- Financing Statement.
----------    --------------------

     Mortgagee is authorized to file, in jurisdictions where this authorization will be given effect, a financing statement signed only by Mortgagee covering the Encumbered Property. At the request of Mortgagee, Mortgagor will join Mortgagee in executing one or more financing statements covering the Encumbered Property pursuant to the UCC in form satisfactory to Mortgagee. Mortgagee shall pay the cost of filing or refiling any such financing statement and of filing or refiling or recording or re-recording this Mortgage, as a financing statement, in all public offices at any time and from time to time whenever filing or recording of any financing statement or this Mortgage is deemed by Mortgagee to be necessary or desirable.

Art. 12.05 -- Future Obligations.
----------    ------------------

     In accordance with the provisions of Louisiana Civil Code
article 3298, as amended from time to time, if Mortgagor shall pay in full when due the Secured Indebtedness and shall duly and timely perform and observe all of the terms, provisions, covenants and agreements herein and in the Governing Agreements provided to be performed and observed by Mortgagor, and if neither Mortgagor nor Mortgagee is bound to the other or to any third person to permit any further obligation to be incurred then or thereafter, then Mortgagor may give notice to Mortgagee of its intent to terminate this Mortgage and may request that Mortgagee execute a release of this Mortgage at the expense of Mortgagor. Such termination shall not become effective, and Mortgagee shall not be obligated to execute such a release, until thirty (30) days after Mortgagee has actually received such notice at its address set forth in Article 12.06 of this Mortgage and until Mortgagee has determined, in good faith, that Mortgagor is entitled to terminate this Mortgage and obtain such release under the terms of this Article 12.05.

Art. 12.06 -- Notices.
----------    -------
     All notices, requests, consents, demands and other communications required or permitted under this Mortgage shall be in writing, unless otherwise specifically provided herein, and shall be deemed sufficiently given or furnished if delivered by personal delivery, by telecopy, by delivery service with proof of delivery, or by registered or certified United States mail, postage prepaid, to Mortgagor or Mortgagee, as the case may be, at the address of such party specified in Article 1 of this Mortgage (unless changed by similar notice in writing given by the particular person whose address is to be changed).

Art. 12.07 -- Severability.
----------    ------------

     A determination that any provision of this Mortgage is unenforceable or invalid shall not affect the enforceability or validity of any other provision, and any determination that the application of any provision of this Mortgage to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

Art. 12.08 -- Recording.
----------    ---------

     Mortgagee, or Mortgagor at the request of Mortgagee, will cause this Mortgage and all amendments and supplements thereto and substitutions therefor and all financing statements, fixture filings and continuation statements relating thereto to be recorded, filed, re-recorded and re-filed in such manner and in such places as Mortgagee shall reasonably request and Mortgagee pay or reimburse Mortgagor for all such recording, filing, re-recording and re-filing taxes, fees and other charges.

Art. 12.09 -- Execution in Counterparts.
----------    --------------------------

     This Mortgage is executed in multiple counterparts. For recording purposes, Exhibit A attached to various counterparts of this Mortgage may contain a description of the Wells, the

Leases, and other Encumbered Property relating only to the jurisdiction in which the counterpart is to be filed for registry or recordation. Each counterpart shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same instrument and juridical act. Complete copies of this Mortgage containing descriptions of all the Wells, the Leases and other Encumbered Property have been retained by Mortgagor and Mortgagee.

Art. 12.10 -- Governing Law.
----------    -------------

     THE TERMS AND PROVISIONS OF THIS MORTGAGE RELATING TO THE CREATION, PERFECTION AND ENFORCEMENT OF THE ENCUMBRANCES AND SECURITY INTERESTS CREATED BY THIS MORTGAGE AND THE REALIZATION BY MORTGAGEE OF ITS RIGHTS AND REMEDIES UNDER THIS MORTGAGE OR WITH RESPECT TO THE ENCUMBERED PROPERTY LOCATED IN OR OFFSHORE THE STATE OF LOUISIANA, SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF LOUISIANA (WITHOUT GIVING EFFECT TO THE CONFLICTS-OF-LAW RULES AND PRINCIPLES OF SUCH STATE) AND APPLICABLE LAWS OF THE UNITED STATES. ALL OTHER TERMS AND PROVISIONS OF THIS MORTGAGE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAW.

Art. 12.11 -- Jurisdiction.

     MORTGAGOR HEREBY IRREVOCABLY SUBMITS ITSELF TO THE NONEXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS OF THE STATES OF TEXAS, LOUISIANA AND EACH OTHER STATE WHERE THE ENCUMBERED PROPERTY IS LOCATED AND AGREES AND CONSENTS THAT SERVICE OF PROCESS MAY BE MADE UPON IT IN ANY LEGAL PROCEEDING RELATING TO THIS MORTGAGE, THE GOVERNING AGREEMENTS OR THE SECURED INDEBTEDNESS BY SERVING THE SECRETARY OF STATE OF SUCH STATE IN ACCORDANCE WITH ANY PROVISION OF SUCH STATE'S LAWS GOVERNING SERVICE OF PROCESS UPON FOREIGN CORPORATIONS OR ENTITIES.

Art. 12.13 -- Effective Date.
----------    --------------

     This Mortgage is made to be effective as of 7:00 o'clock a.m. local time on July 15, 1999, in Dallas, Dallas County, Texas
(the "Effective Date").

     THUS DONE AND PASSED in multiple originals in my office in Dallas, Dallas County, Texas, by the persons who appear above my signature below in the presence of the two undersigned competent witnesses who have signed their names hereto, and me, Notary, on the date and in the month and year first herein above written, after due reading of the whole.

                                   MORTGAGOR:

WITNESSES TO ALL                   GLADSTONE RESOURCES, INC.
SIGNATURES:


/s/MELISSA PARADIS                 By:  /s/ JOHNATHAN M. HILL
-----------------------------           -------------------------
                                   Printed Name: Johnathan M. Hill
Melissa Paradis                    Title:  President
-----------------------------
(Printed Name of Witness)
                                   MORTGAGEE:

/s/ ELIZABETH GRIFFIN              COMPASS BANK
------------------------------
Elizabeth Griffin
------------------------------
(Printed Name of Witness)          By:  /s/ TERRY O. MCCARTER
                                       -----------------------------
                                       Printed Name:  Terry O. McCarter
                                       Title:  Senior Vice President


                           /s/  LAURA A. DOOLEY
                         ------------------------------
                         Notary Public in and for
                              State of Texas

                         [Notary Seal of Laura A. Dooley
                          Notary Public, State of Texas
                           My Comm. Exp. 09/09/2000]

                            EXHIBIT A
                               TO
             ACT OF MORTGAGE AND SECURITY AGREEMENT
             --------------------------------------

     The designation "Working Interest" or "W.I." when used in this Exhibit means an interest owned in an oil, gas, and mineral lease that determines the cost-bearing percentage of the owner of such interest. The designation "Net Revenue Interest" or "N.R.I." means the equivalent interest in all oil, gas, and other minerals which may be produced from any wells located on such leases (or allocable to such leases if the leases described in this Exhibit are included within a unit) and attributable to the owner of a Working Interest after deduction for all royalty burdens, overriding royalty burdens or other burdens on production, except severance, production, and other similar taxes. The designation "Overriding Royalty Interest" or "ORRI" means an interest in production which is free of any obligation for the expense of exploration, development, and production, bearing only its pro rata share of severance, production, and other similar taxes and, in instances where the document creating the overriding royalty interest so provides, costs associated with compression, dehydration, other treating or processing, or transportation of production of oil, gas, or other minerals relating to the marketing of such production. The designation "Royalty Interest" or "RI" means an interest in production which results from an ownership in the mineral fee estate or royalty estate in the relevant land (or from ownership of the land or royalty created by an owner of land) and which is free of any obligation for the expense of exploration, development, and production, bearing only its pro rata share of severance, production, and other similar taxes and, in instances where the document creating the royalty interest so provides, costs associated with compression, dehydration, other treating or processing or transportation of production of oil, gas, or other minerals relating to the marketing of such production.

     Any reference in this Exhibit to wells or units or to working interests, net revenue interests or overriding royalty interests are for warranty of interests, administrative convenience, and identification and shall not limit or restrict the right, title, interest, or properties covered by this Mortgage. All right, title, and interest of Mortgagor in the properties described herein are and shall be subject to this Mortgage, regardless of the presence of any units or wells not described herein and regardless if the interests of Mortgagor exceed those interests delineated or warranted herein.